Exhibit 10.5

ACKNOWLEDGEMENTOF

RENEWAL AND EXTENSION OF ADVISORY AGREEMENT

THIS ACKNOWLEDGMENT OF RENEWAL AND EXTENSION OF ADVISORY

AGREEMENT (this "Acknowledgement"), dated effective as of June 29, 2019, is entered into by and among Rodin Global Property Advisors, LLC, a Delaware limited liability company (the "Advisor"), Rodin Global Property Trust, Inc., a Maryland corporation (the "Company"), Rodin Global Property Trust Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership") and, solely with respect to Article 13 and Section 9.03 of that certain Amended and Restated Advisory Agreement (the "Original Agreement"), dated as of June 29, 2018, Cantor Fitzgerald Investors, LLC, a Delaware limited liability company (the "Sponsor"), and, solely with respect to Section 9.03 of the Original Agreement, Rodin Global Property Trust OP Holdings, LLC, a Delaware limited liability company (the "Special Unit Holder"). The Company, Operating Partnership, Advisor, Sponsor and the Special Unit Holder are collectively referred to as the "Parties." Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Agreement.

WHEREAS, the Parties entered into the Original Agreement for an initial term (the "Term") of one year from the date of the Original Agreement, pursuant to which the Advisor agreed to provide certain services to the Company;

WHEREAS, the Original Agreement may be renewed for an unlimited number of successive one-year terms upon mutual consent of the Parties, provided that the renewal is approved by a majority of the independent directors of the Company (also being all of the members of the Audit Committee of the Board of Directors of the Company);

WHEREAS, the Parties desire to enter into this Acknowledgement to extend the Term from June 29, 2019 to June 29, 2020;

WHEREAS, all of the independent directors of the Company (also being all of the members of the Audit Committee of the Board of Directors of the Company) desire to amend the Original Agreement to extend the term of the Advisory Agreement Term from June 29, 2019 to June 29, 2020;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Parties hereto do hereby agree as follows:

1. Effective as of the date hereof, the expiration of the current term of the Advisory Agreement is hereby extended from June 29, 2019 to June 29, 2020.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Acknowledgment to be signed by their respective duly authorized officers, effective as of the date set forth above.

RODIN GLOBAL PROPERTY TRUST, INC.

By:	/s/ Kenneth Carpenter
Name:	Kenneth Carpenter
Title:	President

RODIN GLOBAL PROPERTY TRUST OPERATING PARTNERSHIP, L.P.

By: Rodin Global Property Trust, Inc., its General Partner

By:	/s/ Kenneth Carpenter
Name:	Kenneth Carpenter
Title:	President

RODIN GLOBAL PROPERTY ADVISORS, LLC

By:	/s/ Kenneth Carpenter
Name:	Kenneth Carpenter
Title:	President

Solely with respect to Article 13 and Section 9.03 of the Original Agreement:

CANTOR FITZGERALD INVESTORS, LLC

By:	/s/ Steven Bisgay
Name:	Steven Bisgay
Title:	Chief Financial Officer

Solely with respect to Section 9.03 of the Original Agreement:

RODIN GLOBAL PROPERTY TRUST OP HOLDINGS, LLC

By:	/s/ Steven Bisgay
Name:	Steven Bisgay
Title:	Chief Financial Officer

[Signature Page to Acknowledgement of Renewal and Extension of Advisory Agreement]